INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED MAY 29, 2020 TO THE STATEMENT OF
ADDITIONAL INFORMATION DATED SEPTEMBER 5, 2019,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco BulletShares 2029 Corporate Bond ETF (the “Fund”)
Effective immediately, the following disclosure replaces the first paragraph in the section “Exchange Listing and Trading”:
There can be no assurance that the Fund will continue to meet the requirements of its Exchange necessary to maintain the listing of its Shares. The Exchange may, but is not required to, remove the Shares from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of Shares; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) the Fund fails to meet certain continued listing standards of the Exchange; or (iv) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.
Effective immediately, the fourth paragraph in the section “Exchange Listing and Trading” is deleted in its entirety.
Effective immediately, the following disclosure replaces the second and third paragraphs in the section “Disclosure of Portfolio Holdings – Portfolio Holdings Policy”:
Each business day before the opening of regular trading on the Exchange, the Fund discloses on its website (www.invesco.com/ETFs) the portfolio holdings that will form the basis for the Fund’s next calculation of NAV per Share. The Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.
Access to information concerning the Fund’s portfolio holdings may be permitted at other times: (i) to personnel of third-party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund; or (ii) in instances when the Fund’s President and/or Chief Compliance Officer determines that (x) such disclosure serves a reasonable business purpose and is in the best interests of the Fund’s shareholders; and (y) in making such disclosure, no conflict exists between the interests of the Fund’s shareholders and those of the Adviser or the Distributor.
Effective immediately, all references and biographical information relating to Daniel E. Draper, as President and Principal Executive Officer of the Trust, shown in the table setting forth information about Officers of the Trust under the section titled “Management” are hereby deleted in their entirety.

Effective immediately, the references and biographical information relating to Anna Paglia shown in the table setting forth information about Officers of the Trust under the section titled “Management” are revised as follows:

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary President and Principal Executive Officer	Since 2015 Since 2020
President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (May 2020-present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (June 2020-present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (June 2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); and Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present). Formerly, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Effective immediately, the following disclosure replaces the first paragraph in the section “Creation and Redemption of Creation Unit Aggregations – Role of the Authorized Participant”:
The Fund only may issue Creation Units to, or redeem Creation Units from, an authorized participant, referred to herein as an “AP.” To be eligible to place orders for the purchase or redemption of a Creation Unit, an AP must have executed a written agreement with the Fund or one of its service providers that allows the AP to place such orders (“Participant Agreement”). In addition, an AP must be a member or participant of a clearing agency that is registered with the SEC. An AP may place orders for the creation or redemption of

Creation Units through the clearing process of the Continuous Net Settlement System (the “Clearing Process”) of the National Securities Clearing Corporation (“NSCC”), Euroclear, the Fed Book-Entry System and/or DTC, subject to the procedures set forth in the Participant Agreement. (APs that participate in the Clearing Process are sometimes referred to as a “Participating Party,” and APs that are eligible to utilize the Fed Book Entry System and/or DTC are sometimes referred to as a “DTC Participant.”) Transfers of securities settling through Euroclear or other foreign depositories may require AP access to such facilities.
Effective immediately, the first three sentences of the second paragraph in the section “Creation and Redemption of Creation Unit Aggregations – Role of the Authorized Participant” are deleted in their entirety.
Effective immediately, the following disclosure replaces the first sentence of the first paragraph in the section “Creation and Redemption of Creation Unit Aggregations – Creations – Portfolio Deposit”:
The consideration for purchase of a Creation Unit generally consists of the in-kind deposit of a portfolio of securities, assets or other positions constituting a substantial replication of the Fund’s portfolio holdings (the “Deposit Securities”) and an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below, plus any applicable administrative or other transaction fees, also as discussed below.
Effective immediately, the following disclosure replaces the first sentence of the third paragraph in the section “Creation and Redemption of Creation Unit Aggregations – Creations – Portfolio Deposit”:
Each business day before the opening of regular trading on the Exchange where the Fund’s Shares are traded (usually 9:30 a.m., Eastern Time), the Fund discloses on its website (www.invesco.com/ETFs) the Deposit Securities and/or the amount of the applicable Cash Component to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund.
Effective immediately, the following disclosure replaces the fourth, fifth and sixth paragraphs in the section “Creation and Redemption of Creation Unit Aggregations – Creations – Portfolio Deposit”:
The identity and number of shares of the Deposit Securities required for a Portfolio Deposit will change as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the Underlying Index. Such adjustments will reflect changes known to the Adviser by the time of determination of the Deposit Securities in the composition of the Underlying Index or resulting from stock splits and other corporate actions.
The Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, the Trust reserves the right to permit or require an order containing the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added, at its discretion, to the Cash Component to replace one or more Deposit Securities. For example, a cash substitution may be permitted or required for any Deposit Securities that (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP or the investor on whose behalf the AP is acting, or (iv) in certain other situations at the sole discretion of the Trust. Additionally, the Trust may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Order”). The Fund also may permit or require the consideration for Creation Unit Aggregations to consist solely of cash (see “—Cash Creations” below).
Effective immediately, the following disclosure replaces the third sentence of the second paragraph in the section “Creation and Redemption of Creation Unit Aggregations – Creation Orders – Procedures for Creation of Creation Unit Aggregations”:
In the case of Custom Orders, the Order Cut-Off Time is no later than 3:00 p.m., Eastern time.
Effective immediately, the following disclosure is added to the end of the fourth paragraph in the section “Creation and Redemption of Creation Unit Aggregations – Creation Orders – Procedures for Creation of Creation Unit Aggregations”:
Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.
Effective immediately, the following disclosure replaces the first sentence of the second paragraph in the section “Creation and Redemption of Creation Unit Aggregations – Redemptions – Fund Securities”:
Each business day before the opening of regular trading on the Exchange where the Fund’s Shares are traded (usually 9:30 a.m., Eastern Time), the Fund discloses the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, as well as the Cash Redemption Amount.
Effective immediately, the following disclosure replaces the third paragraph in the section “Creation and Redemption of Creation Unit Aggregations – Redemptions – Fund Securities”:
The Adviser expects that the Fund Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The Trust also may provide such redeemer a Custom Order, which, as described above, is a portfolio of securities that differs from the exact composition of the published list of Fund Securities, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. In addition, the Trust reserves the right to permit or require an amount of cash to be added, at its discretion, to the Cash

Redemption Amount to replace one or more Fund Securities (see “—Cash Redemptions” below).
Effective immediately, the following disclosure replaces the first two paragraphs in the section “Creation and Redemption of Creation Unit Aggregations – Redemptions – Cash Redemptions”:
The Fund (as set forth in the Prospectus) generally will pay out the proceeds of redemptions of Creation Units partially or principally for cash (or through any combination of cash and Fund Securities). In addition, an investor may request a redemption in kind that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment in an amount equal to the NAV of its Shares next determined after a redemption request is received (less any redemption transaction fees imposed, as specified above).
Effective immediately, the following disclosure replaces the second and third paragraphs in the section “Creation and Redemption of Creation Unit Aggregations – Redemptions Requests – Procedures for Redemption of Creation Unit Aggregations”:
All requests to redeem Creation Units, whether through the Clearing Process, or outside the Clearing Process through DTC or otherwise, must be received by the Distributor no later than the Order Cut-Off Time on the relevant Business Day. As with creation orders, requests for redemption of Custom Orders generally must be received by 3:00 p.m., Eastern time, and some funds, as set forth in the Participant Agreement, may have different Order Cut-Off Times for redemptions.
A redemption request will be considered to be in “proper form” if (i) a duly completed request form is received by the Distributor from the AP on behalf of itself or another redeeming investor at the specified Order Cut-Off Time, and (ii) arrangements satisfactory to the Fund are in place for the AP to transfer or cause to be transferred to the Fund the Creation Unit being redeemed on or before contractual settlement of the redemption request. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.
Effective immediately, the section “Determination of NAV – Intraday Indicative Value” is deleted in its entirety.

Please Retain This Supplement for Future Reference.
P-BSCT-SAI-1-SUP-1 052920